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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             September 7, 2005

          Island Pacific, Inc. (formerly known as SVI Solutions, Inc.)
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
   __________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                        33-0896617
_____________________________                  _________________________________
(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
________________________________________________________________________________
(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
   __________________________________________________________________________
              (Registrant's telephone number, including area code)

   __________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                  RULE OR STANDARD

On September 7, 2005, Island Pacific, Inc. (the "Company") received notice (the "Notice") from the American Stock Exchange ("Amex" or the "Exchange") indicating that due to the Company's non-compliance with certain Amex continued listing standards, Amex has determined to proceed with the filing of an application with the Securities and Exchange Commission to strike the common stock of the Company from listing and registration on the Exchange. Specifically, Amex's letter indicated that the Company is not in compliance with: (A) Sections 134 and 1101 of the Amex Company Guide (the "Company Guide"), in that the Company has failed to file by September 6, 2005 its Form 10-K for the fiscal year ended March 31, 2005 and its Form 10-Q for the quarter ended June 30, 2005; and (B) Section 1003(a)(iv) of the Company Guide, in that the Company has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of Amex, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

The Company intends to file its Form 10-K for the fiscal year ended March 31, 2005 and its Form 10-Q for the quarter ended June 30, 2005 as soon as practicable and intends to appeal Amex's determination by submitting an application for a hearing by September 15, 2005 to the Amex Listing Qualifications Panel. The Company's board of directors is in the final stages of the independent counsel's internal review of certain matters related to revenue recognition and once complete, the Company expects that the audit for the year ended March 31, 2005, the filing of the Form 10-K for the year ended March 31, 2005 and the filing of the Form 10-Q for the quarter ended June 30, 2005 will be completed. During the period prior to the determination of the hearing the Company's stock will continue to trade on Amex.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                Island Pacific, Inc.

Date:   September 12, 2005                      By:  /s/ Barry Schechter
                                                     ---------------------------
                                                Name:  Barry Schechter
                                                Title: Chief Executive Officer